UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On February 27, 2018, the Board of Directors of SpartanNash Company (the “Company”) expanded the size of the Board to 13 directors and appointed Matthew Mannelly and Gregg Tanner to fill the newly created vacancies. Each new director is expected to stand for election at the Company’s annual meeting to be held in 2018.

Each new director will participate in the Company’s standard independent director compensation program. Pursuant to this program, each will receive the following compensation in connection with his service:

•	$60,000 cash retainer
•	Annual equity award having a value of approximately $105,000; and
•	Board committee retainers, as applicable.

A more complete description of our director compensation program is included in our definitive proxy statement to be filed in connection with the Company’s 2018 annual meeting of shareholders.

Since the beginning of the Company’s last fiscal year through the date of this report, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which either Mr. Mannelly or Mr. Tanner had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.  No arrangement or understanding exists between either Mr. Mannelly or Mr. Tanner and any other person pursuant to which either was selected as a director of the Company.

Mr. Mannelly was appointed to serve on the Audit Committee, and Mr. Tanner was appointed to the Compensation Committee.

Director Retirement

On February 27, 2018, directors Timothy O’Donovan and Mickey Foret notified the Company that they will conclude their service to the Board of Directors immediately following the Company’s annual meeting to be held in 2018, and will not stand for re-election.

Item 7.01. Regulation FD Disclosure.

On March 1, 2018, the Company issued the press release attached as Exhibit 99.1 to this report. The press release is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the

Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated March 1, 2018

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2018	SpartanNash Company

	By	/s/ Mark E. Shamber
Mark E. Shamber Executive Vice President and Chief Financial Officer